                                                                   EXHIBIT 10.95

                                  ALLONGE #1 TO
                              DEED OF TRUST NOTE OF
                               ARV DALY CITY, L.P.
                                       TO
                           RED MORTGAGE CAPTIAL, INC.
                 IN THE ORIGINAL PRINCIPAL SUM OF $3,997,100.00
                          DATED AS OF FEBRUARY 1, 2001

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        1 Except as provided in Paragraphs 2, and 3 below, Maker may not prepay any sums due under this Mortgage Note (the "Note") prior to April 1, 2006. Commencing on April 1, 2006, Maker may prepay, upon thirty (30) days advance written notice to the holder, the indebtedness evidenced by this Note, in whole or in an amount equal to one or more monthly installments of the principal next due, on the last day of any month, provided such prepayment is accompanied by the applicable prepayment penalty (expressed as a percentage of the principal amount so prepaid) set forth below:


                        PREPAYMENT PERIOD                        PREPAYMENT PENALTY
                        -----------------                        ------------------
               April 1, 2006 through March 31, 2007                     5%
               April 1, 2007 through March 31, 2008                     4%
               April 1, 2008 through March 31, 2009                     3%
               April 1, 2009 through March 31, 2010                     2%
               April 1, 2010 through March 31, 2011                     1%
               April 1, 2011 and thereafter                             None


        All such prepayments, including the principal sum so prepaid, interest thereon to and including the date of such prepayment and the prepayment penalty due in connection therewith, shall be in immediately available Federal Funds. .

        2. Notwithstanding any prepayment prohibition imposed and/or penalty required by this Allonge #1 with respect to voluntary prepayments made prior to April 1, 2010, the indebtedness may be prepaid in whole or in part without the consent of the holder and without prepayment premium if the Commissioner determines that prepayment will avoid a mortgage insurance claim and is therefore in the best interest of the Federal Government.

        3. The provisions of Paragraph 1 of this Allonge #1 shall not apply and no prepayment premium shall be collected by the holder with respect to any prepayment which is made by or on behalf of Maker from insurance proceeds as a result of damage to the property or condemnation awards which may, at the option of the holder, be applied to reduce the indebtedness evidenced by the Note pursuant to the terms of the Mortgage given of even date to secure the indebtedness evidenced by the Note.

        4. A reduction in the principal amount of the Note required by the Commissioner at the time of Initial/Final Endorsement by the Commissioner as a result of the Commissioner's cost certification requirements shall not be construed as a prepayment hereunder. If a reduction is required by the Commissioner as aforesaid, or if any prepayment from any source (to the extent permitted herein) is made, the remaining payments due on the Note may, with the approval of the holder and the Commissioner, be recast such that the required monthly payments of principal and interest shall be in equal amounts sufficient to amortize the Note over the then remaining term thereof.

                    ARV DALY CITY, L.P.
                    a California limited partnership

                         By:  American Retirement Villas Properties II
                              a California limited partnership, General Partner

                              By: ARV Assisted Living, Inc.
                                  a Delaware corporation, General Partner


                                  By:
                                     -------------------------------
                                     Douglas Armstrong
                                     Vice President